                                                                  EXHIBIT 10.36


                                December __, 1999

TO THE FINANCIAL INSTITUTIONS PARTIES TO
THE CREDIT AGREEMENT REFERRED TO BELOW


         Re: Third Amendment to Credit Agreement


Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of October 3, 1997, as amended by the First Amendment to Credit Agreement dated as of May 15, 1998 and the Second Amendment to Credit Agreement dated as of October 21, 1998 (said Credit Agreement, as so amended, herein called the "CREDIT AGREEMENT"), among LTC Properties, Inc. (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), Banque Nationale de Paris, acting through its Los Angeles Branch, as Syndication Agent, and Sanwa Bank California, as Administrative Agent (the "AGENT"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement are incorporated herein by reference.

         1. Effective as of the date first set forth above but subject to satisfaction of the conditions precedent set forth in paragraph 3, the Credit Agreement is hereby amended as set forth below.

                  (a) The definition of "Distributions" in Section 1.1 of the Credit Agreement is amended in full to read as follows:

                  "'DISTRIBUTION' means the payment of any dividend or other distribution on or in respect of any shares of any class of capital stock, any partnership interests or any membership interests of any Person, other than dividends or other distributions payable solely in shares of common stock, partnership interests or membership units of such Person, as the case may be; the purchase of any partnership interests or membership units of any Person, directly or indirectly, through a Subsidiary or otherwise; the return of equity capital by any Person to its shareholders, partners or members as such; or any other distribution on or in respect of any shares of any class of capital stock, partnership interests or membership units of any Person."

                  (b) Section 8.10(xv) of the Credit Agreement is amended by deleting the amount "$75,000,000" therein and substituting the amount "$37,500,000."


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December __, 1999
Page 2

                  (c) Section 8.11 of the Credit Agreement is amended in full to read as follows:

                  "8.11 DIVIDENDS AND DISTRIBUTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, make any Distribution, provided that (i) each Subsidiary that is a wholly owned Subsidiary of the Borrower may make Distributions to its shareholder and (ii) the Borrower may make Distributions in any fiscal year thereof in an aggregate amount not to exceed 95% of its Cash Flow (minus its Interest Expense) for such fiscal year. In addition, the Borrower shall not, and shall not permit any of its Subsidiaries to, redeem, convert, retire or otherwise acquire any shares of any class of its capital stock, except that the Borrower may repurchase up to $5,000,000 of its capital stock in any fiscal year thereof. The Borrower shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the capital stock of the Borrower, except to increase the authorized capital of the Borrower. Notwithstanding the foregoing or any other provision of this Agreement, the Borrower may (a) repurchase (in addition to repurchases permitted above) up to an aggregate of $5,000,000 of its capital stock in 1999 and/or 2000 and (b) distribute to its shareholders all of the Borrower's equity interests in LTC Healthcare, Inc."

         2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Loan Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect hereto, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default.

         3. If you agree to the terms and conditions set forth herein, please evidence your agreement by executing and returning at least eleven counterparts of this letter amendment to the Agent. This letter amendment shall become effective as of the date first set forth above when and if (a) the Borrower and the Lenders execute counterparts of this letter amendment and deliver them to the Agent, (b) the Guarantors execute a consent to this letter amendment, in form and substance satisfactory to the Agent, and deliver it to the Agent and
(c) the Borrower pays to the Agent for the account of certain of the Lenders any fees that the Borrower has agreed to pay in connection herewith.

         4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this

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December 23, 1999
Page 3

letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

         6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                 Very truly yours,

                                 LTC PROPERTIES, INC.

                                 By:     /s/ James J. Pieczynski
                                         ------------------------------
                                 Name:   James J. Pieczynski
                                         ------------------------------
                                 Title:  President and Chief Financial Officer
                                         ------------------------------


Agreed as of the date first written above:

SANWA BANK CALIFORNIA, as
  Administrative Agent and Lender


By:    /s/ Dirk A. Price
       ----------------------
Name:  Dirk A. Price
       ----------------------
Title: Vice President
       ----------------------

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December 23, 1999
Page 4

BANQUE NATIONALE DE PARIS,
   Los Angeles Branch, as Syndication Agent and Lender

By:    /s/ Brian Dixon
       ----------------------
Name:  Brian Dixon
       ----------------------
Title: Vice President
       ----------------------

By:    /s/ Janice Ho
       ----------------------
Name:  Janice Ho
       ----------------------
Title: Vice President
       ----------------------


BANK OF MONTREAL


By:    /s/ Bruce A. Pietka
       ----------------------
Name:  Bruce A. Pietka
       ----------------------
Title: Director
       ----------------------


KEY CORPORATE CAPITAL INC.


By:    /s/ Jeffrey M. Tell
       ----------------------
Name:  Jeffrey M. Tell
       ----------------------
Title: Key Corporate Capital Inc.
       Healthcare Finance Division
       ----------------------


WELLS FARGO BANK, N.A.


By:    /s/ Ronald K. Peters
       ----------------------
Name:  Ronald K. Peters
       ----------------------
Title: Vice President
       ----------------------

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December 23, 1999
Page 5

BANK OF AMERICA, N.A. (as
  successor to NationsBank, N.A.)


By:
       ----------------------
Name:
       ----------------------
Title:
       ----------------------


BANK HAPOALIM B.M.


By:
       ----------------------
Name:
       ----------------------
Title:
       ----------------------


By:
       ----------------------
Name:
       ----------------------
Title:
       ----------------------


BHF (USA) CAPITAL CORPORATION


By:    /s/ Perry Forman
       ----------------------
Name:  Perry Forman
       ----------------------
Title: Vice President
       ----------------------


By:    /s/ Richard Cameron
       ----------------------
Name:  Richard Cameron
       ----------------------
Title: Associate
       ----------------------
                                     -5-


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December 23, 1999
Page 6


BANK LEUMI TRUST COMPANY OF NEW YORK

By:     /s/ Joung Hee Hong
       ----------------------
Name:     Joung Hee Hong
       ----------------------
Title:    Vice President
       ----------------------


                                     -6-